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                                  EXHIBIT 99.4

                                 ABS Term Sheet



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                       Onyx Acceptance Owner Trust 1999-D

                                 RETAIL AUTO ABS

                      $390,000,000 ASSET-BACKED SECURITIES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                $59,000,000 Class A-1 [    ]% Asset-Backed Notes

               $120,000,000 Class A-2 [    ]% Asset-Backed Notes

               $ 100,000,000 Class A-3 [    ]% Asset-Backed Notes

                $87,600,000 Class A-4 [    ]% Asset-Backed Notes

                 $23,400,000 [    ]% Asset-Backed Certificates


                                   Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes or Certificates should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723-6171.


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                       Onyx Acceptance Owner Trust 1999-D

                                 RETAIL AUTO ABS


                      $390,000,000 ASSET-BACKED SECURITIES


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                $59,000,000 Class A-1 [    ]% Asset-Backed Notes

               $120,000,000 Class A-2 [    ]% Asset-Backed Notes

               $100,000,000 Class A-3 [    ]% Asset-Backed Notes

                $87,600,000 Class A-4 [    ]% Asset-Backed Notes

                 $23,400,000 [    ]% Asset-Backed Certificates


                                   Term Sheet

The attached information (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. The Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressee to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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                       Onyx Acceptance Owner Trust 1999-D

                                 RETAIL AUTO ABS

                      $390,000,000 ASSET-BACKED SECURITIES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                $59,000,000 Class A-1 [    ]% Asset-Backed Notes

               $120,000,000 Class A-2 [    ]% Asset-Backed Notes

               $100,000,000 Class A-3 [    ]% Asset-Backed Notes

                $87,600,000 Class A-4 [    ]% Asset-Backed Notes

                 $23,400,000 [    ]% Asset-Backed Certificates


                                   Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes or Certificates should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Chase Securities Trading Desk at (212) 834-3720.


                       ONYX ACCEPTANCE OWNER TRUST 1999-D

                               Subject to Revision

                        TERM SHEET DATED OCTOBER 18, 1999

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ISSUER ........................................  Onyx Acceptance Owner Trust 1999-D, a Delaware business trust (the
                                                 "TRUST"). The Trust will be established by a trust agreement among the
                                                 Seller, the Owner Trustee and the Trust Agent. The trust agreement is referred to herein as the "TRUST AGREEMENT".

SELLER.........................................  Onyx Acceptance Financial Corporation, a wholly-owned, limited purpose subsidiary of Onyx Acceptance Corporation.

SERVICER.......................................  Onyx Acceptance Corporation ("ONYX").

INDENTURE TRUSTEE..............................  The Chase Manhattan Bank, as trustee under the Indenture.

OWNER TRUSTEE..................................  Bankers Trust (Delaware), as trustee under the Trust Agreement.

TRUST AGENT....................................  The Chase Manhattan Bank, as agent of the Owner Trustee under the Trust
                                                 Agreement.

INSURER........................................  MBIA Insurance Corporation, as Insurer under the Insurance Agreement
                                                 ("MBIA").

CLOSING DATE...................................  On or about October 28, 1999.

THE NOTES......................................  The Trust will issue Auto Loan Backed Notes (the "NOTES") pursuant to an indenture to be dated as of October 1, 1999 (the "INDENTURE")
                                                 between the Issuer and the Indenture Trustee. The Notes will include the Class A-1 Auto Loan Backed Notes in the aggregate principal amount of $59,000,000, the Class A-2 Auto Loan Backed Notes in the aggregate principal amount of $120,000,000, the Class A-3 Auto Loan Backed Notes in the aggregate principal amount of $100,000,000, and the Class A-4
                                                 Auto Loan Backed Notes in the aggregate principal amount of
                                                 $87,600,000. The Notes will be non-recourse obligations of the Trust and will be secured by certain assets of the Trust pursuant to the
                                                 Indenture.

THE CERTIFICATES...............................  The Trust will issue Auto Loan Backed Certificates (the "CERTIFICATES"
                                                 and, together with the Notes, the "SECURITIES"), in the aggregate principal amount of $23,400,000. The Certificates will represent undivided beneficial ownership interests in the Trust and will be issued pursuant to the Trust Agreement.

THE RESIDUAL INTERESTS.........................  The Trust will issue certificates representing the Residual Interests in the Trust. The Residual Interests are not offered for sale.

TRUST PROPERTY.................................  As of the Closing Date, the Trust's assets will include:

                                                 o   a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "FUNDED CONTRACTS"), each of which was purchased from the Seller and
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                                                     each of which is secured by a new or used automobile, light-duty truck or van;

                                                 o   certain documents relating to the Funded Contracts;

                                                 o   certain monies received with respect to the Funded Contracts on or after the related Cut-Off Date for such Funded Contracts;

                                                 o   security interests in the financed vehicles and the rights to receive proceeds from claims on certain insurance policies covering the financed vehicles or the individual obligors under each related
                                                     Funded Contract;

                                                 o   all amounts on deposit in certain specified accounts (excluding any investment income credited to the Collection Account, which will be paid to the Servicer and excluding any investment income credited to the Capitalized Interest Account, which may be released to the
                                                     Seller under certain circumstances);

                                                 o   the right of the Seller to cause Onyx to repurchase certain Funded
                                                     Contracts under specified circumstances; and

                                                 o   all proceeds of the foregoing.

                                                 On the Closing Date, the Seller will deposit approximately $117,422,910 into a segregated trust account (the "PREFUNDING ACCOUNT") for the purchase of additional fixed rate motor vehicle retail installment sales contracts and/or installment loan agreements (the "PREFUNDED
                                                 CONTRACTS", and, together with the Funded Contracts, the "CONTRACTS").
                                                 Each day on which such a purchase is made is referred to in the
                                                 Prospectus Supplement and herein as a "PREFUNDING TRANSFER DATE".

                                                 Pursuant to the Indenture, the Trust will grant a security interest in the Trust Property (excluding the Certificate Distribution Account) in favor of the Indenture Trustee, on behalf of the Noteholders, and for the benefit of MBIA in support of the obligations owing to MBIA under the Insurance Agreement.

CONTRACTS......................................  The Trust's main source of funds for making payments on the Securities will be collections on the Contracts. The Trust will acquire certain
                                                 Contracts with a total principal balance of $172,577,090.48 as of
                                                 October 1, 1999. Such Contracts are referred to herein as the "INITIAL
                                                 CONTRACTS" and October 1, 1999 is referred to as the "INITIAL CUT-OFF
                                                 DATE". The total principal balance of the Initial Contracts as of the
                                                 Initial Cut-Off Date is referred to as the "INITIAL CUT-OFF POOL
                                                 BALANCE".

                                                 Prior to the Closing Date, the Trust will acquire certain additional
                                                 Contracts with a total principal balance of approximately $100,000,000.
                                                 Such additional Contracts will be originated or purchased after the
                                                 Initial Cut-Off Date but on or before October 27, 1999. Such Contracts are referred to herein as the "SUBSEQUENT CONTRACTS" and October 27,
                                                 1999 is referred to as the "SUBSEQUENT CUT-OFF DATE".

                                                 Subsequent to the Closing Date, the Trust will use funds available in the Prefunding Account to acquire Prefunded Contracts. On each
                                                 Prefunding Transfer Date, the Seller will deliver a transfer certificate to the Trust, which certificate will set forth certain information with respect to the Prefunded Contracts transferred on that date, including a cut-off date for such Prefunded Contracts. The cut-off date
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                                                 specified in the transfer certificate is referred to in the Prospectus
                                                 Supplement and herein as the "PREFUNDING CUT-OFF Date".

                                                 The total principal balance of the Initial Contracts as of the Initial
                                                 Cut-Off Date, the total principal balance of the Subsequent Contracts as of the Subsequent Cut-Off Date, and the initial deposit in the
                                                 Prefunding Account, which will total approximately $390,000,000, is referred to as the "ORIGINAL POOL BALANCE".

                                                 The Trust will acquire the Contracts from the Seller pursuant to a Sale and Servicing Agreement dated as of October 1, 1999 (the "SALE AND
                                                 SERVICING AGREEMENT").

                                                 The term "CUT-OFF DATE" as used herein refers to the Initial Cut-Off
                                                 Date for the Initial Contracts, the Subsequent Cut-Off Date for the
                                                 Subsequent Contracts and the related Prefunding Cut-Off Date for the
                                                 Prefunded Contracts.

                                                 As of the Initial Cut-Off Date, the Initial Contracts had the following characteristics:

                                                 Weighted average annual percentage rate:        15.09%
                                                 Weighted average remaining term:                56.07 months
                                                 Contracts that allocate interest and principal
                                                   by the rule of 78's or actuarial method:      10.31%
                                                                                                   (by Initial Cut-Off Pool Balance)
                                                 Contracts that allocate interest and principal
                                                   by the simple interest method:                89.69%
                                                                                                   (by Initial Cut-Off Pool Balance)
                                                 Contracts secured by new vehicles:              16.75%
                                                                                                   (by Initial Cut-Off Pool Balance)
                                                 Contracts secured by used vehicles:             83.25%
                                                                                                   (by Initial Cut-Off Pool Balance)
                                                 Contracts originated in California:*            31.04%
                                                                                                   (by Initial Cut-Off Pool Balance)

                                                 *   As of the Initial Cut-Off Date, the aggregate principal balances of
                                                     Initial Contracts originated in any single state other than
                                                     California did not exceed 8.90% of the Initial Cut-Off Pool
                                                     Balance.

                                                 No Initial Contract has, and no Subsequent Contract or Prefunded
                                                 Contract will have, a scheduled maturity date later than January 20,
                                                 2006.

                                                 Because the financial and other data for the Subsequent Contracts and the Prefunded Contracts will differ from the characteristics of the
                                                 Initial Contracts set forth above, the characteristics of the Contracts are likely to vary from the characteristics of the Initial Contracts.

                                                 Periodically during the Funding Period, Onyx will sell, and the Seller will purchase for subsequent sale to the Trust, motor vehicle retail installment sales contracts and installment loan agreements originated or acquired by Onyx that meet the eligibility requirements for
                                                 Prefunded Contracts. The purchase price for such Prefunded Contracts will equal the aggregate principal amount of the Prefunded Contracts as of the related Prefunding Cut-Off Date. The purchase of the Prefunded
                                                 Contracts by the Trust will be subject to the satisfaction of certain conditions set forth in the Sale and Servicing Agreement. The aggregate principal balance of the Prefunded
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                                                 Contracts to be conveyed to the Trust during the Funding Period will not exceed the original amount deposited in the Prefunding Account.


DISTRIBUTION DATE............................    Interest and principal on the Notes and the Certificates will be payable on the 15th day of each month. If the 15th day of a month is not a business day, then the payment for that month will be made on the next succeeding business day. The first payment will be due on November
                                                 15, 1999.

                                                 A business day is a day other than a Saturday, Sunday or other day on which commercial banks located in California or New York are authorized or required to be closed.

TERMS OF THE NOTES:

A.  INTEREST.................................    Class A-1 Rate:     % per annum.
                                                 Class A-2 Rate:     % per annum.
                                                 Class A-3 Rate:     % per annum.
                                                 Class A-4 Rate:     % per annum.

                                                 With respect to each Distribution Date, interest on the principal balance of each class of Notes will accrue at its respective per annum interest rate during the period from and including the prior
                                                 Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the applicable
                                                 Distribution Date and will be payable to the related Noteholders monthly on each related Distribution Date commencing November 15, 1999.
                                                 Interest on the Notes will be calculated on the basis of a 360-day year of twelve 30-day months, with the exception of the Class A-1 Notes, with respect to which interest will be calculated on the basis of a
                                                 360-day year and the actual number of days in the related accrual period.

B.  PRINCIPAL................................    The Trust will make payments of principal on the Notes monthly, on each
                                                 Distribution Date, in an amount generally equal to the Note Principal
                                                 Distributable Amount for such Distribution Date. No principal payments will be made on the Class A-2 Notes until the Class A-1 Notes have been paid in full; no principal payments will be made on the Class A-3 Notes until the Class A-2 Notes have been paid in full; and no principal payments will be made on the Class A-4 Notes until the Class A-3 Notes have been paid in full.

                                                 The Trust must pay the outstanding principal amount of each class of
                                                 Notes, to the extent not previously paid, by the Distribution Date occurring in the following months:

                                                 CLASS       FINAL SCHEDULED DISTRIBUTION DATE
                                                 -----       ---------------------------------
                                                  A-1        November 15, 2000
                                                  A-2        September 15, 2002
                                                  A-3        November 15, 2003
                                                  A-4        November 15, 2004

                                                 The final scheduled Distribution Dates set forth above are referred to herein as the "FINAL SCHEDULED DISTRIBUTION DATE" for each class of
                                                 Notes. The outstanding principal balance of each class of Notes is expected be paid in full earlier, and could be paid significantly
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                                                 earlier, than the Final Scheduled Distribution Date for such class, depending on a variety of factors.

                                                 The "ACCELERATED PRINCIPAL COMMENCEMENT DATE" means the first
                                                 Distribution Date on which (i) the aggregate principal balance of the
                                                 Contracts (the "POOL BALANCE") as of such Distribution Date is equal to or less than 15% of the Original Pool Balance, and (ii) the amount on deposit in the Spread Account is equal to or greater than the Spread
                                                 Account Maximum (after giving effect to any deposit thereto on such
                                                 Distribution Date).

                                                 The "ACCELERATED PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date occurring on or after the Accelerated Principal
                                                 Commencement Date, the amount which would remain on deposit in the
                                                 Payment Account for such Distribution Date after making all other payments required to be made on such Distribution Date pursuant to the
                                                 Sale and Servicing Agreement without regard to the inclusion of such amount as part of the Note Principal Distributable Amount. The
                                                 Accelerated Principal Distributable Amount shall only be included in the Note Principal Distributable Amount until all of the Notes have been paid in full, and shall not be included in the Certificate
                                                 Principal Distributable Amount at any time.

                                                 A "COLLECTION PERIOD" with respect to a Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs; provided, that with respect to Liquidated Contracts the
                                                 Collection Period will be the period from but excluding the sixth business day preceding the immediately preceding Distribution Date to and including the sixth business day preceding such Distribution Date.
                                                 With respect to the first Distribution Date, the "COLLECTION PERIOD"
                                                 for Liquidated Contracts will be the period from and including the related Cut-Off Date to and including the sixth business day preceding such first Distribution Date.

                                                 A "CRAM DOWN LOSS" means, with respect to a Contract, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Contract or otherwise modifying or restructuring the scheduled payments to be made on such
                                                 Contract, an amount equal to (i) the excess of the Principal Balance of such Contract immediately prior to such order over the Principal
                                                 Balance of such Contract as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such
                                                 Contract, the excess of the Principal Balance of such Contract immediately prior to such order over the net present value of the scheduled payments as so modified or restructured.

                                                 A "DEFAULTED CONTRACT" with respect to any Collection Period is a
                                                 Contract (i) which is, at the end of such Collection Period, delinquent in the amount of at least two monthly installments of monthly principal and interest or (ii) with respect to which the related financed vehicle has been repossessed or repossession efforts with respect to the related financed vehicle have been commenced.

                                                 A "LIQUIDATED CONTRACT" is a Contract that (i) is the subject of a full prepayment; (ii) is a Defaulted Contract with respect to which
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                                                 liquidation proceeds constituting, in the Servicer's reasonable judgment, the final amounts recoverable have been received and deposited in the Collection Account; (iii) is paid in full on or after its maturity date; or (iv) has been a Defaulted Contract for four or more Collection Periods and as to which liquidation proceeds have not been deposited in the Collection Account; provided, however, that in any event a Contract that is delinquent in the amount of five monthly installments of monthly principal and interest at the end of a
                                                 Collection Period shall be deemed to be a Liquidated Contract and shall be deemed to have a balance of zero.

                                                 The "NOTE PERCENTAGE" means (i) for each Distribution Date prior to the
                                                 Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, 100%, (ii) on the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, (a) 100%
                                                 until the principal amount of the Class A-4 Notes has been reduced to zero and (b) with respect to any remaining portion of the Regular
                                                 Principal Distributable Amount, 0%; and (iii) for each Distribution
                                                 Date after the Distribution Date on which the principal amount of the
                                                 Class A-4 Notes is reduced to zero, 0%.

                                                 The "NOTE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any
                                                 Distribution Date, the excess of the Note Principal Distributable
                                                 Amount for such Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account on such Distribution Date.

                                                 The "NOTE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any
                                                 Distribution Date, the sum of (i) the Note Percentage of the Regular
                                                 Principal Distributable Amount for such Distribution Date, (ii) the
                                                 Accelerated Principal Distributable Amount, if any, for such
                                                 Distribution Date and (iii) any outstanding Note Principal Carryover
                                                 Shortfall for the immediately preceding Distribution Date; provided, however, that the Note Principal Distributable Amount shall not exceed the aggregate outstanding principal amount of the Notes.
                                                 Notwithstanding the foregoing, the Note Principal Distributable Amount on the Final Scheduled Distribution Date for each class of Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of the related class of Notes to zero.

                                                 The "PRINCIPAL BALANCE" means, with respect to a Contract, as of any date, the amount financed under the terms of such Contract minus (i)
                                                 that portion of monthly principal and interest payments in respect of such Contract received on or prior to the end of the most recently ended Collection Period and allocable to principal as determined by the
                                                 Servicer and (ii) any Cram Down Loss incurred in respect of such
                                                 Contract on or prior to the end of the most recently ended Collection
                                                 Period. For purposes of this definition, allocations of monthly principal and interest payments on each Contract by the Servicer shall be made in accordance with the terms of such Contract, in the case of a simple interest contract or actuarial contract, or in accordance with the recomputed actuarial method, in the case of a rule of 78's contract.

                                                 A "PURCHASED CONTRACT" means a Contract that (i) has been purchased by
                                                 Onyx or the Seller because of certain material defects
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                                                 in documents related to such Contract or certain breaches of representations and warranties regarding such Contract made by the
                                                 Seller in the Sale and Servicing Agreement that materially and adversely affect the interests of the securityholders or the Insurer,
                                                 (ii) has been purchased by the Servicer because of certain breaches of servicing covenants or (iii) has been purchased by the Servicer in the event of an Optional Purchase.

                                                 The "REGULAR PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any
                                                 Distribution Date, the amount equal to the sum of the following amounts with respect to the related Collection Period: (i) collections received on Contracts (other than Liquidated Contracts and Purchased Contracts)
                                                 allocable to principal as determined by the Servicer, including full and partial principal prepayments (other than partial prepayments on
                                                 Contracts that allocate principal and interest based on the rule of
                                                 78's or the actuarial method, representing payments not due in such
                                                 Collection Period, which will be deposited into the Payahead Account),
                                                 (ii) the Principal Balance of all Contracts (other than Purchased
                                                 Contracts) that became Liquidated Contracts during the related
                                                 Collection Period, (iii) the Principal Balance as of the date of purchase of all Contracts that became Purchased Contracts as of the immediately preceding record date and (iv) the aggregate amount of Cram
                                                 Down Losses incurred during the related Collection Period.

C.  MANDATORY PARTIAL REDEMPTION.............    If an amount equal to or less than $50,000 remains on deposit in the
                                                 Prefunding Account at the end of the Funding Period, the Class A-1
                                                 Notes will be prepaid in part on the Distribution Date immediately following the end of the Funding Period. If an amount in excess of
                                                 $50,000 remains on deposit in the Prefunding Account at the end of the
                                                 Funding Period, the Notes will be prepaid in part, pro rata based on the then current principal balance of the Notes, on the Distribution
                                                 Date immediately following the end of the Funding Period. The amount of any such prepayment will be equal to the balance remaining on deposit in the Prefunding Account after giving effect to the sale to the Trust of all Prefunded Contracts during the Funding Period, including any such sale on the date the Funding Period ends.

TERMS OF THE CERTIFICATES:

A.   INTEREST................................    Certificate Rate:      % per annum.

                                                 Interest on the Certificates will accrue monthly at the Certificate
                                                 Rate and will be payable to Certificateholders monthly on each related
                                                 Distribution Date commencing November 15, 1999. Interest on the
                                                 Certificates will be calculated on the basis of a 360-day year of twelve 30-day months.

                                                 The "CERTIFICATE PRINCIPAL BALANCE" will equal $23,400,000 (the
                                                 "ORIGINAL CERTIFICATE BALANCE") on the Closing Date and on any date thereafter will equal the Original Certificate Balance reduced by all distributions of principal previously made in respect of the
                                                 Certificates. Distributions of interest on the Certificates will be subordinated to payments of interest on the Notes on each Distribution
                                                 Date. On the Final Scheduled Distribution Date for a
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                                                 class of Notes, interest on the Certificates will be subordinated to payments of principal then due on such class of Notes.

B.  PRINCIPAL................................    No principal will be paid on the Certificates until all of the Notes have been paid in full. On the Distribution Date that the Notes are paid in full, and on each succeeding Distribution Date, the Trust will make payments of principal on the Certificates in an amount equal to the Certificate Principal Distributable Amount for such Distribution
                                                 Date.

                                                 The "CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of (i) the Certificate Percentage of the
                                                 Regular Principal Distributable Amount for such Distribution Date and
                                                 (ii) any outstanding Certificate Principal Carryover Shortfall for the
                                                 immediately preceding Distribution Date; provided, however, that the
                                                 Certificate Principal Distributable Amount shall not exceed the
                                                 Certificate Principal Balance. Notwithstanding the foregoing, the
                                                 Certificate Principal Distributable Amount on the Final Scheduled
                                                 Distribution Date for the Certificates shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Certificates to zero.

                                                 The "CERTIFICATE PERCENTAGE" means (i) for each Distribution Date prior to the Distribution Date on which the principal amount of the Class A-4
                                                 Notes is reduced to zero, 0%, (ii) on the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, (a) 0%
                                                 until the principal amount of the Class A-4 Notes has been reduced to zero and (b) with respect to any remaining portion of the Regular
                                                 Principal Distributable Amount, 100%; and (iii) for each Distribution
                                                 Date after the Distribution Date on which the principal amount of the
                                                 Class A-4 Notes is reduced to zero, 100%.

                                                 The "CERTIFICATE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date, the excess of the Certificate Principal
                                                 Distributable Amount over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such
                                                 Distribution Date.

                                                 The Trust must pay the outstanding principal amount of the
                                                 Certificates, to the extent not previously paid, by the Distribution
                                                 Date occurring in June, 2006. This date is referred to herein as the
                                                 "FINAL SCHEDULED DISTRIBUTION DATE" for the Certificates. The
                                                 outstanding principal balance of the Certificates is expected to be paid in full earlier, and could be paid significantly earlier, than the
                                                 Final Scheduled Distribution Date for the Certificates, depending on a variety of factors.

OPTIONAL PURCHASE............................    The Servicer may, but is not obligated to, purchase the Contracts on any Distribution Date on which the principal balance of the Contracts has declined to 10% or less of the Original Pool Balance. If the
                                                 Servicer exercises this purchase option (an "OPTIONAL PURCHASE"), all of the Notes then outstanding will be redeemed, and all of the
                                                 Certificates then outstanding will be prepaid.

THE PREFUNDING ACCOUNT.......................    The Prefunding Account will be maintained in the name of the Indenture
                                                 Trustee for the benefit of the Securityholders and MBIA

                                                 and is designed solely to hold funds to be applied by the Indenture
                                                 Trustee during the Funding Period to pay to the Seller the purchase price for the Prefunded Contracts. Interest on the portion of the Pool
                                                 Balance represented by the balance in the Prefunding Account will be payable from earnings on the Prefunding Account or from the Capitalized
                                                 Interest Account, and will not be payable from collections on the
                                                 Contracts.

                                                 The Prefunding Account will be created with an initial deposit by the
                                                 Seller of the amount by which the proceeds from the sale of the
                                                 Securities (prior to deducting any expenses or underwriting commissions) exceeds the principal balance of the Funded Contracts, which amount is expected to be approximately $117,422,910.

                                                 The "FUNDING PERIOD" will be the period from the Closing Date until the earliest to occur of (i) the date on which the balance remaining in the
                                                 Prefunding Account is less than $2,500.00, (ii) the date on which a
                                                 Servicer Default or an Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on December 31, 1999. During the Funding Period, on one or more
                                                 Prefunding Transfer Dates, the balance on deposit in the Prefunding
                                                 Account will be applied to purchase Prefunded Contracts from the
                                                 Seller. Any balance remaining on deposit in the Prefunding Account at the end of the Funding Period will be payable as principal to
                                                 Noteholders as herein described.


THE CAPITALIZED INTEREST ACCOUNT.............    On the Closing Date, the Seller will deposit an amount in a segregated trust account to be maintained for the benefit of the Securityholders and MBIA (the "CAPITALIZED INTEREST ACCOUNT") from a portion of the proceeds received upon the sale of the Securities. The Capitalized
                                                 Interest Account will be available to cover the projected interest shortfall in respect of amounts on deposit in the Prefunding Account during the Funding Period. The Capitalized Interest Account will be an asset of the Trust.

THE SPREAD ACCOUNT...........................    The Indenture Trustee will establish a segregated trust account, entitled "Spread Account - OT 1999-D, The Chase Manhattan Bank,
                                                 Indenture Trustee", for the benefit of the securityholders and MBIA
                                                 (the "SPREAD ACCOUNT"). The Spread Account will be an asset of the
                                                 Trust. The securityholders will be afforded certain limited protection against losses on the Contracts by the establishment of the Spread
                                                 Account.

                                                 On each Distribution Date, net collections remaining after required distributions have been made in respect of the Servicer, the Owner
                                                 Trustee, the Indenture Trustee, the Trust Agent, the Noteholders, the
                                                 Certificateholders and the Insurer will be deposited in the Spread
                                                 Account, up to a maximum amount calculated as the parties to the
                                                 Insurance Agreement and the rating agencies may agree (the "SPREAD
                                                 ACCOUNT MAXIMUM"). On each Distribution Date, funds will be withdrawn from the Spread Account to cover any shortfalls in amounts available to pay (i) the Servicing Fee and certain fees of the Indenture Trustee, the Owner Trustee and the Trust Agent, and (ii) interest and principal on the Securities. If the amount on deposit in the Spread Account on any Distribution Date (after giving effect to

                                                 all deposits thereto and withdrawals therefrom on such Distribution
                                                 Date) is greater than the Spread Account Maximum, the Indenture Trustee will distribute any excess first, to the Insurer, to the extent of any amounts owing to the Insurer pursuant to the Insurance Agreement, and then to the holders of the Residual Interests in the Trust. Upon any such distributions to the Insurer or the holders of the Residual
                                                 Interests, the securityholders will have no further rights in, or claims to, such amounts.

THE INSURANCE POLICY.........................    On the Closing Date, MBIA will issue an insurance policy in favor of the Indenture Trustee, for the benefit of the securityholders. The insurance policy issued by MBIA is referred to herein as the "POLICY", and the insurance agreement pursuant to which the Policy is issued is referred to as the "INSURANCE AGREEMENT".

                                                 Pursuant to the Policy, MBIA will irrevocably and unconditionally guarantee timely payment of interest and ultimate payment of principal due on the Notes and the Certificates. MBIA's obligations under the
                                                 Policy will be discharged to the extent that amounts due under the
                                                 Policy are received by the Indenture Trustee, whether or not such amounts are properly applied by the Indenture Trustee.

                                                 MBIA will not guarantee payments of principal on any class of Notes or on the Certificates at any time other than the payment of the outstanding principal amount of a class of Notes or of the Certificates on the Final Scheduled Distribution Date for such class of Notes or the
                                                 Certificates, and will not guarantee payment of any Accelerated
                                                 Principal Distributable Amount or any amounts which become due on an accelerated basis as a result of (a) a default by the Trust, (b) the occurrence of an event of default under the Indenture or (c) any other cause. MBIA may elect, in its sole discretion, to pay in whole or in part such principal due upon acceleration. In addition, MBIA may elect, in its sole discretion, to pay all or a portion of certain shortfalls of funds available to make certain distributions of principal on the
                                                 Notes or the Certificates on a Distribution Date.

SERVICING FEE................................    The Servicer will be responsible for managing, administering, servicing, and collecting on the Contracts. As compensation for its services, the Servicer will receive a monthly fee equal to the product of one-twelfth of 1% per annum multiplied by the Pool Balance
                                                 (excluding any amounts on deposit in the Prefunding Account) as of the end of the immediately preceding Collection Period (the "SERVICING
                                                 FEE"). As additional compensation, the Servicer will be entitled to any late fees and other administrative fees and expenses or similar charges collected with respect to the Contracts. The Servicer or its designee will also receive as servicing compensation (i) net investment earnings on funds credited to the Collection Account and the Payahead Account and (ii) with respect to each rule of 78's Contract that is prepaid in full prior to its maturity date, the amount, if any, by which the outstanding principal balance of such rule of 78's Contract exceeds the
                                                 Principal Balance of such Contract at the time of such prepayment
                                                 (provided, that each amount payable to the Servicer under this clause
                                                 (ii) will be deposited in the Spread Account and applied in accordance with the Insurance Agreement).

FEDERAL INCOME TAX STATUS....................    In the opinion of Andrews & Kurth L.L.P., for federal income tax purposes, the Notes will be characterized as debt, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder, by the acceptance of a Note, will agree to treat the Notes as indebtedness and each Certificateholder, by the acceptance of a Certificate, will agree to treat the Trust as a partnership in which the Certificateholders are partners for federal income tax purposes.

ERISA CONSIDERATIONS.........................    Subject to the considerations discussed under "ERISA Considerations" in the Prospectus Supplement and in the Prospectus, the Notes are eligible for purchase by employee benefit plans that are subject to ERISA.
                                                 However, neither an employee benefit plan subject to ERISA or Section
                                                 4975 of the Internal Revenue Code of 1986 nor an individual retirement account is eligible to purchase the Certificates. Any benefit plan fiduciary considering purchase of the Certificates should, among other things, consult with its counsel in determining whether all required conditions have been satisfied.

LEGAL INVESTMENT.............................    The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

RATING.......................................    At the Closing Date, Standard & Poor's Ratings Services, a division of
                                                 The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc.
                                                 will rate the Notes and the Certificates in the highest rating category for such Securities. The ratings of the Notes and the Certificates will be based substantially on the issuance of the Policy by MBIA.

REGISTRATION OF THE SECURITIES...............    Initially, the Securities will be in the form of one or more certificates registered in the name of Cede & Co., as the nominee of
                                                 The Depository Trust Company. If you acquire an interest in the Notes or the Certificates through The Depository Trust Company, you will not be entitled to receive a definitive security, except in the event that definitive securities are issued in certain limited circumstances.

                                  THE CONTRACTS

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date which had an Initial Cut-Off Pool Balance of $172,577,090.48. Data concerning all of the Contracts (including the Initial Contracts, the Subsequent Contracts and the Prefunded Contracts) will be available to purchasers of the Securities at or before the end of the Funding Period and will be filed with the SEC on Form 8-K within 15 days after the end of the Funding Period. Because the financial and other data for the Subsequent Contracts and the Prefunded Contracts will differ from the data below for the Initial Contracts, the characteristics of the Contracts are likely to vary from the characteristics of the Initial Contracts described below.


                      COMPOSITION OF THE INITIAL CONTRACTS


Aggregate principal balance.................................$172,577,090.48

Number of Contracts..................................................14,532

Average principal balance outstanding............................$11,875.66

Average original amount financed.................................$12,013.59

Original amount financed (range)....................$1,155.00 to $81,791.60

Weighted average APR.................................................15.09%

APR (range).................................................6.48% to 25.00%

Weighted average original term...................................56.76 mos.

Original term (range).........................................12 to 72 mos.

Weighted average remaining term..................................56.07 mos.

Remaining term (range).........................................6 to 72 mos.


                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS


                                  NUMBER OF       % OF                        % OF INITIAL
                                   INITIAL      INITIAL         PRINCIPAL       CUT-OFF
    APR RANGE                     CONTRACTS    CONTRACTS         BALANCE      POOL BALANCE
    ---------                     ---------    ---------        ---------     ------------
 0.000% to 7.000%.............          1         0.01        $  6,782.20          0.00

 7.001% to 8.000%.............        331         2.28       5,474,912.56          3.17

 8.001% to 9.000%.............        498         3.43       7,450,654.92          4.32

 9.001% to 10.000%............        674         4.64       9,215,180.03          5.34

10.001% to 11.000%............        608         4.18       7,902,185.58          4.58

11.001% to 12.000%............        706         4.86       9,349,439.47          5.42

12.001% to 13.000%............        862         5.93      10,723,738.10          6.21

13.001% to 14.000%............      1,235         8.50      15,249,140.95          8.84

14.001% to 15.000%............      1,424         9.80      17,635,739.71         10.22

15.001% to 16.000%............      1,758        12.10      21,452,333.12         12.43

16.001% to 17.000%............      1,689        11.62      20,070,418.07         11.63

17.001% to 18.000%............      1,506        10.36      16,476,271.03          9.55

18.001% to 19.000%............        926         6.37       9,809,834.00          5.68

19.001% to 20.000%............        755         5.20       7,505,704.19          4.35

20.001% to 21.000%............        998         6.87       9,985,144.10          5.79

Over 21.000%..................        561         3.86       4,269,612.45          2.47
                                   ------       ------     --------------       ------
          Totals..............     14,532       100.00*    172,577,090.48       100.00*

----------------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS


                             NUMBER
                               OF             % OF                                 % OF
                             INITIAL         INITIAL           PRINCIPAL      INITIAL CUT-OFF
                            CONTRACTS       CONTRACTS           BALANCE        POOL BALANCE
                            ---------       ---------          ---------      ---------------
Arizona                        635             4.37           7,380,057.53          4.28

California                   4,261            29.32          53,563,904.59         31.04

Colorado                       340             2.34           3,661,914.19          2.12

Connecticut                      4             0.03              21,752.26          0.01

Delaware                        93             0.64           1,110,874.12          0.64

District of Columbia             2             0.01              25,308.03          0.01

Florida                      1,333             9.17          15,354,278.29          8.90

Georgia                        939             6.46          11,481,542.67          6.65

Idaho                          175             1.20           1,793,222.42          1.04

Illinois                     1,036             7.13          12,109,412.66          7.02

Indiana                        321             2.21           3,574,098.40          2.07

Iowa                            70             0.48             773,207.84          0.45

Kansas                           3             0.02              36,653.92          0.02

Kentucky                       160             1.10           1,688,630.98          0.98

Massachusetts                    1             0.01              18,306.90          0.01

Michigan                       898             6.18          10,473,601.83          6.07

Minnesota                        5             0.03              42,207.88          0.02

Mississippi                      3             0.02              40,904.93          0.02

Missouri                        50             0.34             532,752.99          0.31

Montana                         11             0.08             105,314.42          0.06

Nevada                         386             2.66           4,305,165.14          2.49

New Jersey                     915             6.30          10,940,638.70          6.34

New Mexico                       1             0.01              14,929.11          0.01

New York                        26             0.18             256,894.10          0.15

North Carolina                 477             3.28           5,715,525.23          3.31

Ohio                             2             0.01              22,143.14          0.01

Oklahoma                        39             0.27             445,398.09          0.26

Oregon                         370             2.55           3,993,710.16          2.31

South Carolina                 256             1.76           2,813,896.59          1.63

Tennessee                      288             1.98           3,287,306.67          1.90

Texas                          342             2.35           4,415,010.55          2.56

Utah                            12             0.08             119,429.64          0.07

Virginia                       550             3.78           7,077,621.71          4.10

Washington                     527             3.63           5,370,144.24          3.11

Wisconsin                        1             0.01              11,330.56          0.01
                            ------           ------         --------------        ------

       Totals               14,532           100.00*        172,577,090.48        100.00*

----------------
* Percentages may not add to 100% because of rounding.

                      DELINQUENCY AND LOAN LOSS INFORMATION

DELINQUENCY AND LOAN LOSS INFORMATION

         The following tables set forth information with respect to the experience of Onyx relating to delinquencies, loan losses and recoveries for the portfolio of motor vehicle contracts owned and serviced by Onyx on an annual basis commencing December 31, 1996. The tables include delinquency information relating to those motor vehicle contracts that were purchased, originated, sold and serviced by Onyx. All of the motor vehicle contracts were originally purchased by Onyx from dealers, or originated by Onyx, a subsidiary of Onyx, or others, in accordance with credit underwriting criteria established by Onyx. In February 1994, Onyx commenced its operations as a purchaser and servicer of motor vehicle retail installment sales contracts. Thus, Onyx has historical performance for only a limited time period with respect to the motor vehicle contracts it purchases and originates and thus delinquencies and loan losses may increase from existing levels in the portfolio with the passage of time. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors.


         DELINQUENCY EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)


                           AT DECEMBER 31,       AT DECEMBER 31,       AT DECEMBER 31,
                                 1996                 1997                   1998
                         ------------------    ------------------    ---------------------
                          AMOUNT       NO       AMOUNT       NO        AMOUNT        NO
                         --------    ------    --------    ------    ----------    -------
Servicing portfolio ...  $400,665    38,275    $757,277    73,502    $1,345,961    131,862

Delinquencies
  30-59 days(1)(2) ....  $  5,022       478    $ 11,902     1,211    $   26,410      2,766

  60-89 days(1)(2) ....  $  1,816       162    $  3,370       346    $    6,876        691

  90+ days(1)(2) ......  $  1,279       111    $  3,743       316    $    4,790        455

Total delinquencies
  as a percent of
  servicing portfolio .      2.03%     1.96%       2.51%     2.55%         2.83%      2.97%


                               AT JUNE 30,            AT JUNE 30,
                                   1998                   1999
                         --------------------    ---------------------
                           AMOUNT        NO        AMOUNT         NO
                         ----------    ------    ----------    -------
Servicing portfolio ...  $1,009,246    98,918    $1,729,338    169,309

Delinquencies
  30-59 days(1)(2) ....  $    9,041       921    $   21,800      2,294

  60-89 days(1)(2) ....  $    2,473       244    $    7,891        783

  90+ days(1)(2) ......  $    3,552       332    $    7,130        673

Total delinquencies
  as a percent of
  servicing portfolio .        1.49%     1.51%         2.13%      2.21%


----------

(1) Delinquencies include principal amounts only, net of repossessed inventory. Repossessed inventory as a percent of the servicing portfolio was 0.48%, 1.17% and 0.62% at December 31, 1996, 1997 and 1998, respectively, and 0.73% and 0.65% at June 30, 1998 and 1999, respectively.

(2) The period of delinquency is based on the number of days payments are contractually past due.


          LOAN LOSS EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)


                                               YEAR ENDED DECEMBER 31,          SIX MONTHS ENDED JUNE 30,
                                          ----------------------------------    -------------------------
                                            1996        1997         1998          1998          1999
                                          --------    --------    ----------    ----------    ----------
Number of Motor Vehicle Contracts
outstanding ...........................     38,275      73,502       131,862        98,918       169,309

Period end outstanding ................   $400,665    $757,277    $1,345,961    $1,009,246    $1,729,338

Average outstanding ...................   $311,340    $563,343    $1,023,237    $  875,657    $1,532,269

Number of gross charge-offs ...........        987       2,161         3,761         1,756         2,862

Gross charge-offs .....................   $5,789.2    $13,076.1   $ 20,639.9    $  9,374.8    $ 15,101.8

Net charge-offs(1) ....................   $5,066.1    $11,433.9   $ 17,618.4    $  7,917.2    $ 13,174.9

Net charge-offs as a percent of
  average outstanding .................       1.63%       2.03%         1.72%         1.81%         1.72%


------------

(1) Net charge-offs are gross charge-offs minus recoveries on Motor Vehicle Contracts previously charged off.